Capital Raise	12 Months Ended
Dec. 31, 2013
Capital Raise
Note 27. Capital Raise

During 2013, the Company completed a capital raising initiative (the “Capital Raise”), which resulted in $50.0 million in gross proceeds for which the Company issued, in the aggregate, approximately 5.7 million shares of common stock and 5.2 million shares of Series B Preferred Stock, each at $4.55 per share. The Capital Raise was comprised of two components (i) private placements to institutional investors and (ii) a rights offering for existing shareholders.

In connection with the first component of the Capital Raise, on March 26, 2013, the Company entered into securities purchase agreements with affiliates of Castle Creek Capital Partners (“Castle Creek”) and GCP Capital Partners (“GCP Capital”) and certain other institutional investors pursuant to which it closed the private placements on June 12, 2013 and raised aggregate gross proceeds of $45.0 million through private placements of approximately 4.6 million shares of common stock and 5.2 million shares of Series B Preferred Stock, each at $4.55 per share (the “Private Placements”). For more information related to the preferred shares issued in the Private Placements, see Note 21 — Preferred Stock and Warrant.

In connection with the second component of the Capital Raise, on March 26, 2013, the Company announced plans to conduct a $5.0 million rights offering to allow existing shareholders to purchase common stock at the same price per share as the investors in the Private Placements. The closing of the Rights Offering was conditioned on the closing of the Private Placements. On July 5, 2013, the Company closed on its Rights Offering to existing shareholders which raised aggregate gross proceeds of $5.0 million through the issuance of 1.1 million newly issued shares of the Company’s common stock. After issuing 1.1 million newly subscribed common shares in the Rights Offering, the Company had approximately 11.8 million total common shares outstanding.